UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 25, 2020

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 8.01     OTHER EVENTS.
As previously disclosed in our Current Report on Form 8-K filed October 21, 2020, on October 16, 2020, the independent members of the board of directors of Ashford Inc. (the “Ashford Inc. Directors”) provided Ashford Hospitality Trust, Inc. (“Ashford Trust”): (i) a 30-day deferral on the payment of certain fees and reimbursable expenses with respect to the month of October 2020 payable under the Advisory Agreement (defined below); and (ii) a 30-day deferral on the payment of certain fees payable to Lismore Capital II LLC (“Lismore”), a subsidiary of Ashford Inc., pursuant to the Lismore Agreement (defined below).

Additionally, as previously disclosed in our Current Report on Form 8-K filed November 12, 2020, on November 5, 2020, the Ashford Inc. Directors provided Ashford Trust: (i) an additional 30-day deferral of the base advisory fees and Lismore success fees for the month of October 2020 that were previously deferred; (ii) a 30-day deferral of the base advisory fees and any additional Lismore success fees for the month of November 2020; and (iii) a waiver of the requirement that Ashford Trust replace the FF&E (furniture, fixtures and equipment) purchased in connection with Ashford Inc.’s funding of its obligations under the Enhanced Return Funding Program Agreement (“ERFP Agreement”) related to Ashford Trust’s acquisition of the Embassy Suites New York Manhattan Times Square.

On November 25, 2020, the independent members of the board of directors of Ashford Trust (the “Ashford Trust Directors”) requested that Ashford Inc. provide Ashford Trust: (i) an additional deferral of the base advisory fees and Lismore success fees for the months of October 2020 and November 2020 that were previously deferred; and (ii) a deferral of the base advisory fees and any additional Lismore success fees for the month of December 2020 such that all such fees would be due and payable on January 4, 2021. On November 26, 2020, the Ashford Inc. Directors approved the Ashford Trust Directors’ requests, as described further below.

Advisory Agreement

Absent a waiver, pursuant to the Amended and Restated Advisory Agreement, effective as of June 10, 2015, by and among Ashford Trust, Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC, as amended (the “Advisory Agreement”), Ashford Trust must pay, on a monthly basis, a base management fee. The minimum base management fee is equal to the greater of: (i) 90% of the base fee paid for the same month in the prior fiscal year; and (ii) 1/12th of the “G&A Ratio” for the most recently completed fiscal quarter multiplied by Ashford Trust’s total market capitalization on the last balance sheet date included in the most recent quarterly report on Form 10-Q or annual report on Form 10-K that Ashford Trust filed with the Securities and Exchange Commission. In addition, Ashford Inc. is entitled to receive directly or be reimbursed for all expenses paid or incurred by Ashford Inc. on behalf of Ashford Trust or in connection with the services provided by Ashford Inc. pursuant to the Advisory Agreement.

On November 26, 2020, the Ashford Inc. Directors granted Ashford Trust: (i) an additional deferral of the payment of the base advisory fees that were previously deferred for the months of October 2020 and November 2020; and (ii) a deferral of approximately $3 million in base advisory fees with respect to the month of December 2020. The foregoing payments will now be due and payable on January 4, 2021. Additionally, the Ashford Inc. Directors waived any claim against Ashford Trust and Ashford Trust’s affiliates and each of their officers and directors for breach of the Advisory Agreement or any damages that may have arisen in absence of such fee deferral.

The foregoing summary is qualified in its entirety by reference to the Advisory Agreement and amendment thereto, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Lismore Agreement

On July 1, 2020, Ashford Trust entered into an amended and restated agreement, effective as of April 6, 2020, with Lismore Capital II LLC (“Lismore”), a subsidiary of Ashford Inc., whereby Lismore, acting as agent for Ashford Trust, was engaged to seek maturity extensions, refinancings, forbearances, principal reductions and debt-to-equity conversions of Ashford Trust’s existing mortgage and mezzanine loans (the “Lismore Agreement”).

Absent a waiver, pursuant to the Lismore Agreement, the fees Lismore would be entitled to are approximately $3.3 million in success fees payable in connection with the signed forbearance agreements negotiated in October 2020 and November 2020 with Ashford Trust’s mortgage and mezzanine lenders. On November 26, 2020, the Ashford Inc. Directors granted Ashford Trust: (i) an additional deferral of the payment of Lismore success fees for the months of October 2020 and November 2020; and (ii) a deferral of any Lismore success fees for the month of December 2020. The foregoing payments will now be due and payable on January 4, 2021. Additionally, the Ashford Inc. Directors waived any claim against Ashford Trust and Ashford

Trust’s affiliates and each of their officers and directors for breach of the Lismore Agreement or any damages that may have arisen in absence of such fee deferral.

Embassy Suites New York ERFP Balance

Ashford Trust acquired the Embassy Suites New York Manhattan Times Square hotel (the “Embassy Suites New York”) in 2019. On August 21, 2020, Ashford Trust announced that the Embassy Suites New York was sold subject to the loan, and the proceeds of the sale were used to repay the mezzanine loans for the property. As required under the terms of the ERFP Agreement, Ashford Inc. remains obligated to provide Ashford Trust with approximately $11.4 million in additional funding related to Ashford Trust’s acquisition of the Embassy Suites New York (the “Embassy Suites New York ERFP Balance”). On November 25, 2020, the Ashford Trust Directors granted Ashford Inc., in its sole and absolute discretion, the right to set-off against the Embassy Suites New York ERFP Balance, the fees pursuant to the Advisory Agreement and Lismore Agreement that have been or may be deferred by Ashford Inc.

The foregoing summary is qualified in its entirety by reference to the ERFP Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1
Amended and Restated Advisory Agreement, dated as of June 10, 2015, by and between Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC (incorporated by reference to Exhibit 10.1 of Form 8-K, filed on June 12, 2015) (File No. 001-31775).

10.2
Enhanced Return Funding Program Agreement and Amendment No. 1 to the Amended and Restated Advisory Agreement, dated June 26, 2018, among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC, dated June 26, 2018 (incorporated by reference to Exhibit 10.1 of Form 8-K filed on June 26, 2018) (File No. 001-31775).

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2020

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary